1 Investor Briefing March 16, 2026

2 Cautionary Statement Regarding Forward-Looking Statements and Non-GAAP Measures This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements and information that are not historical fact are forward-looking statements. The words “expect,” “estimate,” “anticipate,” “predict,” “outlook,” “believe,” “will,” “should” and similar expressions and variations thereof are intended to identify forward-looking statements. These statements appear in a number of places in this presentation and include statements regarding the intent, belief or current expectations of News Corporation, Dow Jones and their management with respect to, among other things, trends affecting their business, results of operations or financial condition, their strategy and strategic initiatives, cost savings initiatives, market potential, trends and opportunities, future performance and other events or developments regarding News Corporation and/or Dow Jones. These forward-looking statements are not guarantees of future performance and involve risks and uncertainties, including, but not limited to: increased competition; changes in technology, including developments in artificial intelligence; changes in consumer and customer preferences; changes in expected demand for digital offerings; circulation trends; changes in advertising demand; weakness in general global economic conditions; uncertainty in global political, business or regulatory conditions; unanticipated business disruptions; pricing actions; changes in relationships with significant customers and suppliers; increased costs of sales; regulatory or legal changes, restrictions or actions; and unanticipated expenses such as litigation or legal settlement expenses. More information regarding these risks and uncertainties and other important factors that could cause actual results to differ materially from those in the forward-looking statements is contained in News Corporation’s filings with the U.S. Securities and Exchange Commission, including the risk factors, as they may be amended from time to time, set forth in News Corporation’s Form 10-K, Form 10-Q and Form 8-K reports. The forward-looking statements included in this presentation are made only as of March 16, 2026 and neither News Corporation nor Dow Jones undertakes any obligation (and expressly disclaims any obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, this presentation includes non-GAAP financial measures. We believe these measures are important tools for investors and analysts to use in assessing underlying business performance and to provide for more meaningful comparisons of operating performance between periods. These measures also allow investors and analysts to view the  business from the same perspective as management. These non-GAAP measures may be different than similar measures used by other companies and should be considered in addition to, not as a substitute for, measures of financial performance calculated in accordance with GAAP.  Please see Appendix for reconciliations of the non-GAAP measures used in this presentation to the most directly comparable financial measures calculated in accordance with U.S. GAAP.

3 Agenda Welcome and Introduction Michael Florin | Senior Vice President & Global Head of Investor Relations, News Corp Opening Remarks Lachlan Murdoch | Chair, News Corp News Corp’s Transformation Robert Thomson | Chief Executive, News Corp Unlocking Value in the Age of AI Almar Latour | Chief Executive Officer, Dow Jones & Publisher, The Wall Street Journal Dow Jones Premium News Emma Tucker | Editor in Chief, The Wall Street Journal M. Scott Havens | Chief Growth Officer & Global Head, Consumer, Dow Jones Lisa Fitzpatrick | General Manager, Industries, Dow Jones Dow Jones Risk Joel Lange | Executive Vice President & General Manager, Dow Jones Risk Dow Jones Energy Sarah Cottle | Executive Vice President & General Manager, Dow Jones Energy Strong Financial Growth Jared DiPalma | Deputy Chief Financial Officer, News Corp Q&A with Leadership

Video Reel: News Corp

5 Lachlan Murdoch Chair

6 Robert Thomson Chief Executive

FY23 FY24 FY25 Note: (1) On a continuing operations basis. (2) See Appendix for Reconciliation to the most comparable GAAP measure. 7 $1.4B(2) $1.2B(2) $1.1B(2) 11 Consecutive Quarters of Year-Over-Year Total Segment EBITDA Growth +14% +14% On Track for Record Profitability in Fiscal 2026 (1)

8 Growth Engines

9 Transformation Digital Revenue 22% 62% FY14 FY25 Advertising Revenue 48% 16% FY14 FY25 Total Segment EBITDA Margin 11% 17% FY14 FY25 Notes: (1) Revenues and Total Segment EBITDA do not include Digital Education, which was classified as discontinued operations beginning in the first quarter of FY16. (2) Advertising revenues in FY14 include $408 million of revenues for REA Group. Since FY17, REA Group’s revenues have been classified as either real estate revenues, advertising revenues or other revenues, with the majority being real estate revenues. In FY17, the Company reclassified its listing revenues generated primarily from agents, brokers and developers from advertising revenue to real estate revenue to better reflect the Company’s revenue mix and how management reviews the performance of the Digital Real Estate Services segment. (1) (1, 2) (1)

10 + +

11 is an AI Inputs Company New AI Products Horizontal LLMs Vertical Specialists $$$ $$$

12

Video Reel: Dow Jones

14 Unlocking Value in the Age of AI Almar Latour Chief Executive Officer, Dow Jones & Publisher, The Wall Street Journal

15 Three Key Takeaways for Today 01 02 03 Dow Jones is a News, Data and Intelligence Powerhouse Outsized Growth in Risk and Energy, Underpinned by the Value Creation of News Road to $1 Billion EBITDA Within 5 Years Note: (1) Forward-looking view of EBITDA is not a profit forecast. (1)

Dow Jones FY25 Revenue: $2.3B

News		Risk	Energy
Consumer	Enterprise[1]		
$1.4B	$352M	$337M	$278M

Note: Company data for fiscal year ended June 30, 2025. (1) Enterprise revenue is comprised of Factiva, Newswires, and enterprise news subscriptions. In the publicly reported Circulation and Subscription Revenues table, Factiva and Newswires are reported under "Other information services", while enterprise news subscriptions are reported under "Circulation and other".

DOW JONES | 16

How We Deliver Across Our Verticals: Iran



February 26, 2026

Today

Before the Strike

The Wall Street Journal reports combat aircraft being sent to Israel on Feb. 26.

Dow Jones Risk reports that a U.S. strike on Iran is materializing on Feb. 27.

Strike on Iran

Dow Jones news sources **confirm U.S. strikes on Iran.**

Dow Jones experts immediately appear on Risk webinars and global media.

Khamenei's Death

Dragonfly and ***WSJ*** provide early information:

9:00 AM EST - *Dragonfly* proprietary sources reveal Khamenei likely killed.

11:34 AM EST - *Dragonfly* verifies information sufficiently to report likely death to customers.

2:39 PM EST - Israel reports Khamenei's death to press. *WSJ* sends out push notification.

Impact on Energy Markets

Dow Jones Energy assesses the **impact on energy markets**, delivering insights on the short and long-term effects of the U.S. strike on Iran.

Ripple Effects

Barron's reports on investor **risks** and **opportunity.**

WSJ and ***Newswires*** report on further news developments.

Note: Saturday Tasnim News Agency/ZUMA Press.

DOW JONES | 17

U.S. Strike on Iran: Increased Customer Engagement



MINNESOTA
SOUTH DAKOTA
NEBRASKA
IOWA
MICHIGAN
Milwaukee
OHIO
Cleveland
PENNSYLVANIA
NEW YORK
MAINE
WEST VIRGINIA
KENTUCKY
TENNESSEE
VIRGINIA
NORTH CAROLINA
SOUTH CAROLINA
GEORGIA
MISSISSIPPI
Jackson
Memphis
LOUISIANA
Tallahassee
Jacksonville
FLORIDA
Miami
San Antonio
As of March 9, 2026

News

Audience spike

- WSJ: +41% unique user increase vs. 12-week average
- Google Search +58% vs. average; Google Discover +132% vs. average (WSJ)

Subscriptions

- WSJ: +33% orders (web) and +72% orders (app) vs. prior week
- Barron's: +9% registrations vs. the 12-week average

Dow Jones Risk and Dow Jones Energy experts content and data surfaced on WSJ and Barron's

Risk

Audience

- +32% AI Assistant questions for Oxford Analytica since Iran conflict began
- +95% unique views vs. average week (Oxford Analytica)
- 1,300+ attendees for live Dragonfly webinars of Risk and Energy Iran coverage
- Dragonfly email open rate of 47% (+20% vs. average)

Subscriptions

- Improved customer retention and increased pipeline

Energy

Audience

- Chemicals research +100% traffic vs. week prior
- ~700 registrants for petrochemical webinar

Dynamic price updates

- Dow Jones Energy data widely used to reflect sharp differences in fuel prices, including impact on gas franchises (see map)

Note: Map from RackPro as of March 9, 2026. Based on Company data since February 28, 2026.

DOW JONES | 18

Augmented Demand for Reliable Data in an Era of Misinformation 19 Proprietary Data Embedded in Workflows Regulatory Requirements Exclusive, Perpetually Updated News Trusted Brand

>3x Growth in Digital Subscriptions Dow Jones Today: Winning in Media & Information Services >3x EBITDA FY25 vs FY18 ~2x EBITDA Margin FY25 vs FY18 82% Digital Revenue 80% Recurring Revenue >50% EBITDA from B2B 20 (1) (2) (2) (3) Note: Based on Company filings and other data. (1) From fiscal year ended June 30, 2018 to fiscal year ended June 30, 2025. (2) As of fiscal year ended June 30, 2025. (3) Since Fiscal 2024.

Dow Jones Road to $1 Billion EBITDA 21 Dow Jones is focused on being the undisputed leader in providing premium news, data, intelligence and convening power to the business world. Technology Data Cross-Selling Adjacent Verticals Cost Discipline Strategic Enablers Modern, scalable infrastructure Proprietary information assets Higher share of wallet from consumers across Dow Jones products Expanding footprint to relevant new markets Operational excellence and internal efficiency

Track Record of Disciplined and Value-Based M&A and Partnerships

Proprietary Data

Global Pricing Benchmarks for Oil & Gas and Energy
OPIS (2022)

Leading Analytics, Pricing and News for Chemicals
Chemical Market Analytics (2022)

Geopolitical Security Intelligence
Oxford Analytica & Dragonfly (2025)

Electric Vehicle Charging Data
Eco-Movement (2025)

Capabilities

Predictive Technologies & Analytics for Fuel Pricing
A2i (2024)

Enhanced AI-Powered Risk Screening
Partnership with Ripjar (2023)

Third-Party Risk Management Solution
Cerico (2018)

Note: Press Releases and Company data.

DOW JONES | 22

Dow Jones Today 23Note: (1) Enterprise is comprised of Factiva, Newswires and enterprise news subscriptions. Risk EnergyNews Consumer Enterprise(1)

~67M average unique users per month #1 global news source for C-suite executives reached per month 24Note: (1) Per 2025 Ipsos Global Influentials Study. Data for Dow Jones reflects WSJ and Wealth & Investing. (2) Includes aggregate unique users accessing websites and mobile apps based on Adobe Analytics for the 12 months ended June 30, 2025, as stated in the 10-K. World’s Most Trusted News Brands Positioned for Accelerating Growth News: Consumer (1) (2)

25 Serving the Business Community to Inform Decision-Making News: Enterprise

Growing Demand for Enterprise News and Data in the Age of AI

News: Enterprise

Hyperscalers & Tech Platforms	Corporations	Financial Institutions	FinTech	Financial Platforms
VIA NEWS CORP OpenAI Meta	pwc gm	Deutsche Bank TUDOR INVESTMENT CORPORATION	rogo	Bloomberg

~20 GenAI deals signed with enterprise customers[1]

~4,000 API accounts across our Factiva, Newswires and enterprise offerings[2]

8,000+ licensed sources for GenAI use in client applications[3]

Note: Company data. (1) As of March 2026. (2) As of December 2025. Accounts defined as Feeds or API customers that have $1k+ in annualized revenue. (3) As of January 2026.

DOW JONES | 26

Risk Market Large and Growing Market for Our Risk Vertical… 27Note: (1) Third-party revenue data. Refers to market for screening & monitoring tools, enhanced due diligence services and data products. (2) Third-party data analysis completed in November 2025; revenue growth shown on a calendar-year basis. $3.7B 11%-13% 2025-2028 Projected Market Growth Rate Risk (1) (2)

…and for Our Energy Vertical 28 Energy Market $8.0B 8%-10% 2025-2028 Projected Market Growth Rate Energy (1) (2) Note: (1) Third-party revenue data. (2) Third-party data analysis completed in November 2025; revenue growth shown on a calendar-year basis.

World-Class Team of Experts Working Seamlessly Together 29 News 1K+ Journalists Energy 350+ Subject- Matter Experts Risk 375+ Data Experts 1.5K+ Oxford Analytica Network Enterprise 200+ Newswires Journalists Note: Company data as of February 2026.

World-Class Leadership Team 30 Emma Tucker Editor in Chief, The Wall Street Journal M. Scott Havens Chief Growth Officer & Global Head, Consumer, Dow Jones Lisa Fitzpatrick General Manager, Industries, Dow Jones Joel Lange Executive Vice President & General Manager, Dow Jones Risk Sarah Cottle Executive Vice President & General Manager, Dow Jones Energy

31 Premium News Emma Tucker Editor in Chief, The Wall Street Journal

Video Reel: News

Dow Jones Premium News Trusted Source For business news & information Strong Consumer Revenue Pathway Successfully increasing volume & price benefitting from growing audience & premium products Accelerating Future Growth Embedding in enterprise workflows and entering new markets 33 01 0302

Our Newsroom Investment has Strengthened Trust in Our Brand most trusted global print and digital news for two straight years #1 #1 2024 2025 Distinctive News & Information Brand Trust Leader 34Note: (1) YouGov Trust in Media Survey 2024 and 2025. (1) EXCLUSIVE EXCLUSIVE EXCLUSIVE EXCLUSIVE

35Note: (1) Based on Company demographics data for WSJ and Barron's Group. (2) Per 2025 Ipsos Global Influentials Study. Dow Jones reflects WSJ and Barron’s Group. Rankings reflect monthly reach. Our Audience is Increasingly Younger, More Affluent and Successful 58% of our subscribers have net worth of $1M+ #1 global news source for C-suite executives +57% growth in share of new subscribers under 40 since 2018(1) (2)(2)

Using AI to Increase Productivity 36Note: Orca is an in-house tool built to analyze audio. Orca monitors 300+ podcasts 1.2K+ episodes per week

Average Monthly Page Views +68% Average Monthly Visits FY18 FY25 464M 276M Our News Platform is Driving Deeper Engagement 37 WSJ Engagement Metrics are Growing… 57% Percentage of WSJ traffic through direct visits FY18 70% FY25 …and Visits are Increasingly Direct 129M 91M +42% Referral sources include search, social and other sites (1) (2) Note: Company data and Adobe Analytics. (1) Based on Adobe Analytics for the 12 months ended June 30, 2018 and 2025. (2) “Direct” traffic is defined as visits with no known referrer to wsj.com (user typed url directly, bookmarked, or clicked a link).

We Have More Than Tripled Digital Subscriptions Since 2018 FY18 FY25 38 >3x growth Digital Subscriptions 1.8M 5.7M (1) Note: (1) Based on average Dow Jones digital subscriptions for the fiscal quarters ended June 30, 2018, and June 30, 2025, as publicly reported in Company filings.

39 Consumer News M. Scott Havens Chief Growth Officer & Global Head, Consumer, Dow Jones

40 Delivering a Premium Experience

Premium Product, Engagement and Data Drive Pricing 41 ✔ Shortened Promotional Offers ✔ Higher Introduction Offers ✔ Data-Driven Retention & Pricing ARPU Drivers Digital List Price Print List Price FY24 FY26 $44.99 $64.99$54.99 $38.99 Note: Company data.

42 Our Initiatives are Driving Higher Digital Direct ARPU with a Long Runway for Growth Note: Company data. (1) Dow Jones average subscription figures for quarter ended December 31, 2025 vs. quarter ended December 31, 2024; (2) Dow Jones subscription ARPU for the quarter ended December 31, 2025 vs. quarter ended December 31, 2024. Direct-to-digital subscriptions excludes print and all enterprise subscriptions; (3) Dow Jones digital circulation revenue for the quarter ended December 31, 2025 vs quarter ended December 31, 2024. +12% Digital Subscriptions Year-on-Year Growth to 6M +6% Digital Direct Subscription ARPU Year-on-Year Growth +7% Digital Circulation Revenue Year-on-Year Growth Second quarter FY26 results (1) (2) (3)

We are Accelerating Advertising Growth Through Higher-Value Formats 43Note: Company data for the fiscal year ended June 30, 2018 and June 30, 2025. Custom Content Growth ~3x Custom, Video & Audio Advertising Revenue Growth since FY18 Increased CPMs 1.5x since FY18 Advertising Revenue Increasingly Digital & Direct 65% FY25 Advertising Revenue from Digital Less than 3% Open Market Programmatic Advertising Revenue in FY25 179 events in FY25

Expanding Our Offering Enhances Value and Attracts New Subscribers 44Note: Company data. (1) Barron’s Group subscription figures for the quarter ended December 31, 2025 vs. quarter ended June 30, 2018. (2) MarketSurge subscription ARPU for the year ended June 30, 2025. New Premium Wealth-Focused Products… ~200% Growth in Subscriptions to 1.5M since June 2018 ~600% Growth in Digital Subscriptions $1,411 Subscription ARPU IBD’s MarketSurge: Rebranded, Replatformed, Relaunched …Delivering Strong Subscription Growth (1) (2)

Growth through regionalized products, automated translation, localized content Launching new coverage areas with editorial team 45 Increasing video, audio and events to drive engagement and monetization International Verticals Formats Expanding into New Regions, Verticals and Formats

46 Enterprise News Lisa Fitzpatrick General Manager, Industries, Dow Jones

Expanding and Scaling Our Enterprise News Business 47 $352M FY25 Revenue Note: Company data for fiscal year ended June 30, 2025. (1) Enterprise revenue is comprised of Factiva, Newswires and enterprise news subscriptions. In the publicly reported Circulation and Subscription Revenues table, Factiva and Newswires are reported under "Other information services", while enterprise news subscriptions are reported under "Circulation and other". (1)

Enhanced Approach to Enterprise News Subscriptions 48 International Only ~10% of current revenue comes from outside the U.S. Market Opportunity Targeting the Russell 3000, where we have relationships with less than 20% corporations GenAI ~20 GenAI deals signed with enterprise customers 8000+ licensed sources for GenAI use in client applications Note: Company data. (1) As of March 2026. (2) As of January 2026. (1) (2)

AI: Accelerating Enterprise News Products & Revenue 49 Trusted sources required for investment decision-making and mitigating risk Increasing GenAI-related deals in recent quarters Integrating Dow Jones data into internal research and trading systems Hedge Funds, Financial Platforms & Large Corporates First-of-its-kind digital media news service for professionals in Japan Yomiuri’s extensive reporting network + Dow Jones’s premium news and custom tech stack AI translation supported by linguistic and subject matter experts Factiva content integrated into ChatGPT for verified customers AI-powered search across licensed Dow Jones news Extends premium journalism into AI workflows +

50 Driving Growth in News Trusted Source Strong Consumer Revenue Pathway Accelerating Future Growth 01 0302

51 Joel Lange Executive Vice President & General Manager, Dow Jones Risk

Video Reel: Risk

2022 Invasion of Ukraine Geopolitical Disruption Drives Demand for Risk Intelligence 53

54 Dow Jones Risk Proprietary Data in a Complex Regulatory Environment Large and Growing Market for Risk & Compliance Products Profitable Growth Engine Outpacing the Market 01 0302

Note: (1) Top fines in 2024-2025. (2) Subject-matter experts and jurisdiction counts based on Company data as of December 2025. 55 Our Fundamental Proposition: Keep Customers Safe The Cost of Non-Compliance is High $3B Major bank fined for compliance lapses $500M Crypto firm fined for anti-money laundering violations $661M Commodities trading company fined for bribery $950M Defense contractor fined for pricing, bribery, export control schemes 375+ In-house subject-matter experts working in 54 languages 240+ Jurisdictions covered Dow Jones Global Team of Experts Strengthen Customer Confidence (2)(1)

A Growing and Complex Regulatory Environment 56 Department of Commerce BIS Department of Treasury (OFAC) Dow Jones Trade Restricted Associated Entities Dow Jones Sanctions Control & Ownership Chinese Ministry of Finance Dow Jones China Dual Use Goods Feed Dow Jones Risk Data SolutionsRegulator

Trusted Provider to Leading Companies 5,800+ Clients 46 of 50 Top Global Banks Served ~90% Retention Rate 57Note: Company data. (1) Clients as of December 2025. (2) As defined by Bankers Almanac, as of October 2024. (3) Based on the fiscal year ended June 30, 2025. Dow Jones Risk provides premium solutions for global financial institutions and corporations to monitor world developments, mitigate risk, comply with regulations and transact confidently. (1) (3)(2)

58Note:: Company data as of February 2026. Dow Jones Risk Powers Financial Crime Prevention, Compliance and Strategic Decision-Making 1M+ People with Adverse Media 50K+ Companies Researched Owned by Sanctioned Entities 300K+ State-Owned Companies 2M+ Politicians and Associates 100% Coverage of Major Global Sanctions Lists 300K+ Companies with Adverse Media 1,500+ Network of Experts 25 Country Risk Categories Third-Party Risk Financial Crime Geopolitical Risk Sanctions & Trade Compliance

Transforming Complex Global Data into Trusted Risk Intelligence

Proprietary Sourcing

Original Dow Jones Content

THE WALL STREET JOURNAL.

DOW JONES RISK JOURNAL

Oxford Analytica FROM DOW JONES

dragonfly FROM DOW JONES

Paywalled Copyrighted Media

Restricted Registrar Data

Restricted Regulatory Guidance

Public Registrar & Regulatory Guidance

Intelligence

Daily Proprietary Process

Expert Intelligence
375+ Dow Jones Experts
Regulatory Expert Discussion
Customer Collaboration

Deep Extraction
Continuous Information
Historical Time Series Data

Proprietary Structuring
Organizing unstructured findings into structured proprietary data

Trusted Inputs for Customers to Transact

Regulatory Confidence
Translating loose, unwritten audit guidance into clear, structured data sets

Eliminating Noise
Slashing unnecessary false positives and erroneous matches from raw data overload

Mitigating Real Risk
Reducing jeopardy to institutions with precision and accuracy

Note: Company data.

DOW JONES | 59

Case Study 1: Human-in-the-Loop Research 60 Result: No Adverse Findings Result: Ties with Russia Expert Layer Our team conducted a manual review of secondary documentation that automated systems often overlook. • The Discovery: Unusual translator stamps on Moldovan and Uzbek passports used the same Moscow-based sworn translator on the same day. Data Layer Our team conducted database checks: • Regulatory: Full compliance with UAE corporate registries. • Reputational: No negative media or PEP (Politically Exposed Person) associations. • Financial: No direct transactional links to sanctioned Russian entities. Customer Need: An EU industrial manufacturer requested an investigation into two Dubai-registered entities and their CEOs due to concerns of ties with Russia. Note: Company data.

Case Study 2: Proprietary Archives 61 Customer Need: A customer ordered a standard due diligence report on a small venture capital firm. Expert Layer From the blog post, our team researched social platforms and posts to uncover the firm’s founders redirected $6M of investors’ money to personal accounts. Data Layer Our team’s research yielded limited results, except for a removed blog post that indicated a Secret Service fraud investigation. • The Discovery: The record was removed in the duration of this research, but was maintained through Dow Jones proprietary archives. Result: Due Diligence Identified Material Issue Result: Further Adverse Information Identified via Cross-Channel Research Note: Company data.

Case Study 3: Proprietary Data 62 Expert Layer Dow Jones Proprietary Watchlist brought together these disparate data points to verify a subsidiary that was not available or listed in the registrars. Data Layer Research team uncovered over 20,000 companies through open-source and password-protected registrars, and through news sources. Customer Need: Identify subsidiaries for a specific company in compliance with Department of Commerce guidance. Result: Findings Could Lead to Sanctions & Export Control RiskResult: No Adverse Findings Note: Company data.

6363 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 Dow Jones Risk has Delivered 18% Revenue CAGR Over 7 Years Growth Drivers 18% CAGR $106M $131M $157M $193M $228M $253M $294M $337M Growing Market Value-Based Pricing New Products M&A Partnerships Note: Financials based on publicly reported Company filings.

Note: (1) Third-party data as of November 2025. (2) Third-party data 2025 through 2028; revenue growth shown on a calendar-year basis. 64 Large Market Opportunity for Dow Jones Risk $3.7B Market 11%-13% 2025-2028 Projected Market Growth Rate (1) (2)

65Note: (1) Third-party data as of November 2025. (2) Company data. (3) Third-party party data as of November 2025; revenue growth shown on a calendar-year basis. Dow Jones Risk has Higher Exposure to the Faster-Growing Corporate Segment Market Dow Jones Financials Corporates Financials +9%-12% Corporates +15% (1) (2) 70% 44% 30% 56% Customer Segment Share of Revenue 2025-2028 Projected Market Growth Rate(3)

66 Regional Share of Revenue 2025-2028 Projected Market Growth Rate Market Dow Jones U.S. Outside U.S. 38% 27% 62% 73% Dow Jones Risk has Higher Exposure to the Faster-Growing International Segment U.S. +10%-12% Outside U.S. +12%-14% Note: (1) Third-party data as of November 2025. (2) Company data. (3) Third-party party data as of November 2025.; revenue growth shown on a calendar-year basis. (1) (2) (3)

Dow Jones Risk’s Unique Value Proposition 67 Comprehensive Expert-led Real-time Original reporting Dow Jones & third-party news sources Client & regulator interaction Foundational & Proprietary Data Differentiated Platform agnostic 25-year history of client relationships & subject-matter expertise Integrated Critical Systems Trusted

68 Sarah Cottle Executive Vice President & General Manager, Dow Jones Energy

Video Reel: Energy

Dow Jones Energy is a Trusted Provider to Leading Companies 5,400+ Clients 20/20 Top Oil, Gas & Chemical Companies ~90% Retention Rate 70Note: Company data. (1) Clients as of December 2025. (2) Forbes 2000 – Top 10 Oil & Gas Companies by Sales, as of June 2025; Chemical & Engineering News – Top 10 Chemical Companies by Sales, as of July 2025. (3) Based on the fiscal year ended June 30, 2025. Valued by executives, experts, traders, producers, investors and consultants, we provide comprehensive subscriptions for supply and demand intelligence. Key value chains include downstream energy, chemicals and metals & mining. (3) (2) (1)

The Energy Information Sector is Large & Growing 03 Benchmarks are Essential Market Infrastructure 01 Dow Jones Energy 71 Our Experts Deliver Proprietary Data & Insights 02

Benchmarks are Essential Market Infrastructure 72 Pricing Benchmarks Standardized data that helps clients determine true value of transactions Quantitative context to help buyers and sellers understand market prices 150+ Exchange-Listed Benchmarks Used for Contracts 60+ Industry-Adopted Benchmarks Used to Settle Contracts Thousands Daily Price Assessments Used to Negotiate Contracts Note: Company data as of February 2026.

Dow Jones Energy Experts Build Proprietary Data That Brings Pricing Clarity 73 Dozens of these assessments have achieved benchmark status. Trusted and audited annually by IOSCO standards. Experts connect with hundreds of market participants daily… …evaluating and reviewing pricing data… …and generating market-reflective prices and breaking news. 150+ Exchange-Listed Benchmarks 60+ Industry Benchmarks Thousands Daily Price Assessments Note: Company data as of February 2026. (1) The International Organization of Securities Commissions. (1)

Dow Jones Energy is a Leader in Fuels Pricing 74 2,500+ Price Assessments 100B Gallons Purchased Each Year Based on OPIS Prices Note: Company data as of February 2026.

Dow Jones Energy is a Leader in Chemicals Supply and Demand Forecasting 75 300+ Core Building-Block Chemicals & Derivatives 200+ In-House Experts Note: Company data as of February 2026.

Global Coal Trade Relies on Dow Jones Energy 76 200+ Price Assessments 75+ Global Locations Covered Note: Company data as of February 2026.

World’s Largest Companies Trust Dow Jones Energy Transition Data 77 500+ Price Assessments Covering Carbon, Biofuels & Renewables ~2M Global EV Charging Points Measured Note: Company data as of February 2026.

U.S. Fuel Prices Before the Start of the Iran War 78Note: Company data. Dow Jones Energy's RackPro product monitors the fuels pipeline network across the United States used to ship fuel from the refinery to the storage terminal tanks located around major metropolitan areas. Oil companies sell to their branded networks (e.g., Shell, ExxonMobil) as well as other providers ("unbranded", e.g. Costco, Wawa). This map shows where unbranded fuel prices are higher than branded fuel prices and where those inversions are most extreme, indicating a possible supply concern. As of February 28, 2026 Color of circle: possible supply concern Size of circle: magnitude of difference

U.S. Fuel Prices Post-Iran Strike: Pricing Goes Up Due to Supply Demand 79 As of March 9, 2026 Color of circle: possible supply concern Size of circle: magnitude of difference Note: Company data. Dow Jones Energy's RackPro product monitors the fuels pipeline network across the United States used to ship fuel from the refinery to the storage terminal tanks located around major metropolitan areas. Oil companies sell to their branded networks (e.g., Shell, ExxonMobil) as well as other providers ("unbranded", e.g. Costco, Wawa). This map shows where unbranded fuel prices are higher than branded fuel prices and where those inversions are most extreme, indicating a possible supply concern.

FY23 FY24 FY25 Since Dow Jones's Acquisition, We Have Nearly Doubled Revenue Growth for Energy to 13% Note: Financials based on publicly reported Company filings. Fiscal year ended June 30, 2023, was the first full year of Dow Jones ownership. (1) From fiscal year ended June 30, 2023 to fiscal year ended June 30, 2025, CAGR has nearly doubled compared to the period from fiscal year ended June 30, 2021, to fiscal year ended June 30, 2023. Growing Market Value-Based Pricing New Products M&A Growth Drivers13% CAGR $217M $251M $278M 80 (1)

The Energy Information Sector is Large & Growing 81Note: (1) Third-party data as of November 2025. (2) Third-party data 2025 through 2028; revenue growth shown on a calendar-year basis. $8.0B Market 8%-10% 2025-2028 Projected Market Growth Rate (1) (2)

Dow Jones Energy’s Unique Value Proposition 82 Daily fuel supply chain prices, chemicals outlooks Price benchmarking status Foundational & Proprietary Data Seamless data access for clients Intuitive technology experiences Integrated Critical Systems Dow Jones network effect Seamless API integration Differentiated Decades-long track record Highly reliable data and price assessments Deep client relationships Trusted

83 Positioned for Strong Financial Growth Jared DiPalma Deputy Chief Financial Officer, News Corp

27% 17% FY18 FY25 Dow Jones has Delivered Strong, High-Quality Revenue Growth… Total Revenue 84 $2.3B $1.5B Digital Revenue +11% CAGR +6.5% CAGR Total (1) 60% 82% FY18 FY25 Digital Revenue 69% 80% FY18 FY25 Recurring Revenue FY18 FY25 Advertising Revenue Note: Financials based on publicly reported Company filings and Company data. (1) Excludes print-related revenues.

FY18 FY25 …and Delivered Strong EBITDA Growth & Significant Margin Expansion 85 EBITDA Growth >3x vs. FY18 Margin ~2x vs. FY18 Cash Conversion ~70% 12.9% EBITDA $’s 25.2% $588M $193M Margin % +17% CAGR (1) Note: Financials based on publicly reported Company filings and Company data. (1) Cash conversion is calculated by dividing Dow Jones Free Cash Flow by Dow Jones Segment EBITDA. See Appendix for Reconciliation to the most comparable GAAP measure.

Cost Discipline: Mitigates Inflation, Enables Investment & Drives Margin Expansion



+4%
CAGR
OPIS & CMA Acquired
FY22 (partial year)
FY23 (first full year)
Total[1] Costs
+3%
+1%
+1%
+15%
+6%
+2%
+3%
$1.3B
$1.3B
$1.4B
$1.4B
$1.6B
$1.7B
$1.7B
$1.7B
FY18
FY19
FY20
FY21
FY22[2]
FY23[3]
FY24
FY25
EBITDA Margin
12.9%
13.4%
14.8%
19.5%
21.6%
22.9%
24.3%
25.2%

Disciplined everyday productivity to offset inflation

Leveraging News Corp scale to increase efficiencies

Reinvesting to drive growth both organically and via M&A

Note: Financials based on publicly reported Company filings. (1) Total costs represents operating expense plus selling, general and administrative. (2) FY22 included the partial year impact of Dow Jones Energy acquisitions. (3) Fiscal year ended June 30, 2023, was the first full year of Dow Jones ownership of Energy.

DOW JONES | 86

87 Financial Growth Going Forward

FY23 FY25 Risk & Energy: High-Margin Businesses with Strong Secular Tailwinds 88Note: Company data. (1) Fiscal year ended June 30, 2023, was the first full year of Dow Jones ownership of Energy. ✔ Large Addressable & Growing Markets High single to low double-digit growth ✔ Value-Based Pricing ✔ Customer Loyalty → Retention Rates 90%+ Energy Risk +14% CAGR +13% CAGR +15% CAGR $470M $217 $278 $253 $337 (1) $615M Risk & Energy Revenue

Digital Circulation Revenue: Growth Through New Products, New Markets, Pricing & Enterprise News 89Note: Company data for Dow Jones circulation revenue and subscriptions. Growth Drivers Enterprise news Direct-to-consumer • New products • Price • International Digital Subscriptions +18% CAGR FY18 FY25 $700M $336M Digital Circulation Revenue +11% CAGR 2pts of growth from M&A / partnerships $336M $700M 5,719K1,825K

Accelerating Digital Direct-to-Consumer ARPU Growth

ARPU Drivers

- ✔ **Higher-Priced Products**
  Examples: WSJ+, MarketSurge
- ✔ **Higher List Prices**
  $38.99 in FY24 ⟶ $44.99 in FY26
- ✔ **Data-Driven Pricing**
- ✔ **Shorter Duration Offers**

Digital Direct Subscription ARPU

+6%

Q2 FY26 vs. Q2 FY25

Note: Company data. Growth rate is based on change in ARPU between the quarter ended December 31, 2025 vs. quarter ended December 31, 2024. Direct-to-digital subscription ARPU excludes print and all enterprise subscriptions.

DOW JONES | 90

Enterprise News has Significant Runway for Growth


$2.3B Total Dow Jones Revenue
Enterprise News Revenue (1)
$352M
15%

✔ **Attractive Economic Model**

Lower churn

Lower performance marketing

Lower content spend

= Higher margin

✔ **AI Delivering Incremental Revenue for Premium News**

Note: Company data for fiscal year ended June 30, 2025. (1) Enterprise revenue is comprised of Factiva, Newswires and enterprise news subscriptions. In the publicly reported Circulation and Subscription Revenues table, Factiva and Newswires are reported under "Other information services", while enterprise news subscriptions are reported under "Circulation and other".

DOW JONES | 91

FY18 FY25 Within 5 Years Drivers to $1B + Accelerating Risk & Energy growth delivers margin expansion + Accelerating direct-to- consumer with new products & pricing + Focusing on high-margin enterprise news + Continuing cost discipline & operating leverage Dow Jones Road to $1 Billion EBITDA 92Note: Financials based on publicly reported Company filings. (1) Forward-looking view of EBITDA is not a profit forecast. $1B $193M $588M (1)

93 Accelerating Growth in the Age of AI Almar Latour Chief Executive Officer, Dow Jones & Publisher, The Wall Street Journal

94 Three Key Takeaways for Today 01 02 03 Dow Jones is a News, Data and Intelligence Powerhouse Outsized Growth in Risk and Energy, Underpinned by the Value Creation of News Road to $1 Billion EBITDA Within 5 Years Note: (1) Forward-looking view of EBITDA is not a profit forecast. (1)

95 Q&A with Leadership M. Scott Havens Chief Growth Officer & Global Head, Consumer, Dow Jones Joel Lange Executive Vice President & General Manager, Dow Jones Risk Sarah Cottle Executive Vice President & General Manager, Dow Jones Energy Almar Latour Chief Executive Officer, Dow Jones & Publisher, The Wall Street Journal Jared DiPalma Deputy Chief Financial Officer, News Corp Lisa Fitzpatrick General Manager, Industries, Dow Jones

96 Notes and Disclaimers Certain information contained in this presentation has been obtained from, or is based on or derived from, third-party sources that the Company deemed reliable. However, no representations are made as to the accuracy or completeness thereof, and none of News Corporation, Dow Jones or their respective directors, officers, employees and agents accept any responsibility for such information. References to third-party sources are for informational purposes only and do not imply such third party’s endorsement of the information contained in this presentation. News Corp financial information for fiscal 2014, 2023, 2024 and 2025 is presented on a continuing operations basis, unless otherwise indicated. References to “EBITDA” mean the Segment EBITDA of Dow Jones unless otherwise indicated.

97 Appendix

Reconciliation of GAAP to Non-GAAP Measures Total Segment EBITDA and Total Segment EBITDA Margin Reconciliation Total Segment EBITDA: ($ in millions) FY 2014 FY 2023 FY 2024 FY 2025 Net income from continuing operations $436 $228 $379 $648 Income tax (benefit) expense from continuing operations (614) 152 206 275 Other, net 653 (3) 59 (111) Interest (income) expense, net (68) 49 18 (3) Equity (earnings) losses of affiliates (90) 127 6 15 Impairment & restructuring charges 94 121 133 132 Depreciation & amortization 552 415 440 459 Total Segment EBITDA $963 $1,089 $1,241 $1,415 Net Income Margin 5.1% 2.8% 4.6% 7.7% Total Segment EBITDA Margin 11.2% 13.6% 15.0% 16.7% Note: (1) Financials do not include Digital Education, which was classified as discontinued operations beginning in the first quarter of FY16. 98 (1)

Cash Flow Reconciliation FY 2025 (In USD millions) Dow Jones Free Cash Flow: Net cash provided by operating activities from continuing operations - News Corp $978 Less: Net cash provided by operating activities from continuing operations - non- Dow Jones reportable segments (429) Net cash provided by operating activities - Dow Jones 549 Less: Dow Jones capital expenditures (130) Dow Jones Free Cash Flow $419 Dow Jones Segment EBITDA 588 Dow Jones FCF conversion 71% News Corp Free Cash Flow: Net cash provided by operating activities from continuing operations - News Corp $978 Less: capital expenditures (407) News Corp Free Cash Flow $571 Note: (1) Free Cash Flow conversion is calculated by dividing Dow Jones Free Cash Flow by Dow Jones Segment EBITDA. 99 (1)